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EXHIBIT 32.1

Certification of Principal Executive Officer

        Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Valentis, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

  (i)
  the accompanying Annual Report on Form 10-K of the Company for the fiscal year ended June 30, 2003 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

  (ii)
  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: September 29, 2003	/s/ BENJAMIN F. MCGRAW, III Benjamin F. McGraw, III, Pharm.D. President and Chief Executive Officer (Principal Executive Officer)

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  EXHIBIT 32.1
Certification of Principal Executive Officer